EXHIBIT 10.38.1

RECORDING REQUESTED BY
   Northwestern Mutual Life

When Recorded Mail to:

The Northwestern Mutual Life
Insurance Company
Nadine T. Hansohn - Room N16WC
720 E. Wisconsin Avenue
Milwaukee, WI 53202

Loan No. 332757



                        FIRST AMENDMENT TO DEED OF TRUST
                     AND SECURITY AGREEMENT (FIRST PRIORITY)
                                       AND
                        FIRST AMENDMENT TO DEED OF TRUST
                    AND SECURITY AGREEMENT (SECOND PRIORITY)
                   AND FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT
                               OF LEASES AND RENTS
                        (Mission West Properties, L.P. I)

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Nadine T. Hansohn
Loan No. 332757           SPACE ABOVE THIS LINE FOR RECORDER'S USE

  FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (FIRST PRIORITY) AND FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (SECOND PRIORITY AND
           FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                        (Mission West Properties, L.P. I)

     THIS FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (First Priority) AND FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT (Second Priority) AND THIS FIRST AMENDMENT TO ABSOLUTE ASSIGNMENT OF LEASES AND RENTS (this "First Amendment"), is made and entered into as of the 5th day of November, 2008 by and between MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership, 10050 Bandley Drive, Cupertino, CA 95014, herein called "Borrower", THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, herein called "Lender":

                                    RECITALS

     A. Borrower has previously executed that certain Deed of Trust and Security Agreement (First Priority) (the "First Priority Lien Instrument") in favor of Lender, dated January 3, 2003 executed by Borrower and recorded January 9, 2003 as Document No. 16735202 in the Official Records of Santa Clara County,
California, covering certain real property (the "Property") located in the County of Santa Clara, State of California and more particularly described in Exhibit A attached thereto.

     B. Borrower has previously executed that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents (Second Priority) (the "Second
Priority Lien Instrument") in favor of Lender, dated January 3, 2003 and recorded January 9, 2003 as Document No. 16735208 in the Official Records of Santa Clara County, California, covering the Property.

     C. Borrower has previously executed that certain Absolute Assignment of Leases and Rents (First Priority) (the "Assignment of Leases and Rents") in favor of Lender, dated January 3, 2008 and recorded January 9, 2003 as Document No. 16735205 in the Official Records of Santa Clara County, California, assigning the leases and rents for the Property.

     D. The parties hereto desire to enter in this First Amendment for the purpose of amending the First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents.

     NOW, THEREFORE, in consideration of the foregoing facts and the covenants contained herein and other valuable consideration receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Unless otherwise defined herein, words and terms used herein shall have the same meaning as defined in the First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents.

     2. That Exhibit "A", Legal Description, attached to the First Priority Lien Instrument shall be deleted and replaced with Exhibit "A" attached hereto.

     3. That Exhibit "B", Facilities List, attached to the First Priority Lien Instrument shall be deleted and replaced with the Exhibit "B" attached hereto.

     4. That the definition of "Note "on pages four and five of the First Priority Lien Instrument is hereby amend and restated as follow:

          "Note: The Promissory Note dated January 3, 2003 executed by Grantor in the original principal amount of TWENTY-NINE MILLION EIGHT HUNDRED ELEVEN THOUSAND THREE HUNDRED SIXTY-NINE Dollars ($29,811,369.00), payable to Beneficiary or its order, with final maturity no later than February 1, 2013, as amended by that certain First Amendment to Promissory Note dated November 4, 2008, amending the principal amount of the Promissory Note to be Twenty-Three Million One Hundred Forty-Two Thousand Six Hundred Thirty-One Dollars ($23,142,631.00) and with interest as therein expressed, and all modifications, renewals or extensions of such Promissory Note."


     5. That Exhibit "A", Legal Description, attached to the Second Priority Lien Instrument shall be deleted and replaced with the Exhibit "A" attached hereto.

     6. That Exhibit "B", Facilities List, attached to the Second Priority Lien Instrument shall be deleted and replace with the Exhibit "B" attached hereto.

     7. That the definition of "Notes" on pages four and five of the Second Priority Lien Instrument is hereby amended and restated as follow:

          "Notes: The Promissory Note dated January 3, 2008 executed by Mission West Properties, L.P., a Delaware limited partnership in the original principal amount of Twenty Eight Million Eight Hundred Sixty-Eight Thousand Six Hundred Fifty-Five Dollars ($28,868,655.00) as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal balance of such Promissory Note to be Forty-Eight Million, Nine Hundred Sixty-Eight Thousand, Five Hundred Forty-One Dollars ($48,968,541.00), payable to Beneficiary or its order, and the Promissory Note of dated January 3, 2008 executed by Mission West Properties, L.P. II, a Delaware limited partnership in the original principal amount of Forty One Million Three Hundred Nineteen Thousand Nine Hundred Seventy-Six Dollars ($41,319,976.00) as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal balance of such Promissory Note to be Nine Million Five Hundred Fifteen Thousand Eight Hundred Seventy-Seven Dollars ($9,515,877.00), payable to Beneficiary or its order, and each with final maturity no later than February 1, 2013 and with interest as therein expressed, and all modifications, renewals or extensions of such Promissory Notes."


     8. That the definition of "Other Note" on page 5 of the Second Priority Lien Instrument is hereby amend and restated as follow:

          "Other Note: The Promissory Note dated January 3, 2003 executed by Grantor in the original principal amount of Twenty Nine Million Eight Hundred Eleven Thousand Three Hundred Sixty-Nine Dollars ($29,811,369.00) as amended by that certain First Amendment To Promissory Note dated November 4, 2008, amending the principal balance of such Promissory Note to be Twenty-Three Million One Hundred Forty-Two Thousand Six Hundred Thirty-One Dollars ($23,142,631.00), payable to Beneficiary or its order, with final maturity no later than February 1, 2013 and with interest as therein expressed, and all modifications, renewals or extensions of such Promissory Note."

     9. That Exhibit "A", Legal Description, attached to the Assignment of Leases and Rents shall deleted and replaced with the Exhibit "A" attached hereto.

     10. That except as hereby amended the said First Priority Lien Instrument, the Second Priority Lien Instrument and the Assignment of Leases and Rents shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

     11. That nothing herein contained shall affect the priority of the First Priority Lien Instrument, the Second Priority Lien Instrument or the Assignment of Leases and Rents over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note, Notes or Other Notes, as herein defined.





                (Remainder of the page intentionally left blank)

     IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

                         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

                         By: Northwestern Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate and authorized representative

                                By:        /S/ Michael P. Cusick
                                   ---------------------------------------------
                                   Michael P. Cusick
                                   Managing Director

                                Attest:    /S/ Donna L. Lemanczyk
                                       -----------------------------------------
                                       Donna L. Lemanczyk
                                       Assistant Secretary

                                   CALIFORNIA ACKNOWLEDGMENT
                                        ALL-PURPOSE
STATE OF WISCONSIN          )
                            )ss.
COUNTY OF MILWAUKEE         )

On November 5, 2008, before me, Janet M. Szukalski, a Notary Public, personally appeared Michael P. Cusick and Donna L. Lemanczyk, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

                                 WITNESS my hand and official seal.

                                 Signature   /S/ Janet M. Szukalski
                                          ---------------------------
                                          Janet M. Szukalski
(Place Notary Seal Above)                 Name (typed or printed)
                                          My Commission expires:  April 22, 2012

                             MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership

                             By:      Mission West Properties, Inc.,
                                      a Maryland corporation, its general
                                      partner

                                      By:      /S/ Raymond V. Marino
                                         ---------------------------------------
                                      Name:    Raymond V. Marino
                                           -------------------------------------
                                      Title:   President & COO
                                            ------------------------------------


                                         CALIFORNIA ACKNOWLEDGMENT
                                              ALL-PURPOSE
STATE OF California            )
                               )ss.
COUNTY OF    Santa Clara       )

On November 7, 2008 , before me, Vanessa Almanza , a Notary Public, personally appeared Raymond V. Marino , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

                                  WITNESS my hand and official seal.

                                  Signature    /S/ Vanessa Almanza
                                           ---------------------------
                                           Vanessa Almanza
(Place Notary Seal Above)                  Name (typed or printed)
                                           My Commission expires: March 29, 2011



This  instrument  was  prepared  by  Brenda  Stugelmeyer,   Attorney,   for  The
Northwestern   Mutual  Life  Insurance  Company,   720  East  Wisconsin  Avenue,
Milwaukee, WI 53202.

                         First Priority Lien Instrument
                                        &
                         First Priority Lien Instrument
                                        &
                       First Priority Absolute Assignment

                                   Exhibit "A"

                                (Mission West I)


                               Valley Green Drive


PARCEL ONE:

PARCEL 3 AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED AUGUST 9, 1974, IN BOOK 344, PAGE 10, SANTA CLARA COUNTY.

EXCEPTING THEREFROM THE UNDERGROUND WATER RIGHTS, BUT WITHOUT SURFACE RIGHTS OF ENTRY, AS GRANTED TO THE CITY OF CUPERTINO BY INTRUMENT RECORDED JANUARY 3, 1975 IN BOOK B233 OF OFFICIAL RECORDS AT PAGE 276.


PARCEL TWO:

AN EASEMENT FOR INGRESS AND EGRESS AND FOR THE INSTALLATION AND MAINTENANCE OF A PUBLIC UTILITIES OVER THE WESTERLY 15 FEET OF PARCELS 1 AND 2 AND THE EASTERLY 15 FEET OF PARCEL 4, AS SAID PARCELS ARE SHOWN ON THAT CERTAIN PARCEL MAP RECORDED AUGUST 9, 1974 IN BOOK 344 AT PAGE 10 OF MAPS, RECORDS OF SANTA CLARA COUNTY, CALIFORNIA

ASSESSORS PARCEL NO:  326-10-046

                         First Priority Lien Instrument
                                        &
                         First Priority Lien Instrument

                                   Exhibit "B"